Restricted Net Assets	12 Months Ended
Dec. 31, 2022
Restricted Net Assets [Abstract]
RESTRICTED NET ASSETS

21. Restricted net assets

The Company’s ability to pay dividends is dependent on the Company receiving distributions of funds from its subsidiaries. Relevant PRC statutory laws and regulations permit payments of dividends by the VIE and subsidiaries of the VIE incorporated in PRC only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. The consolidated results of operations reflected in the consolidated financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Company’s subsidiaries.

In accordance with the PRC laws and regulations, the Company’s subsidiaries located in the PRC are required to provide for certain statutory reserves. These statutory reserve funds include one or more of the following: (i) a general reserve, (ii) an enterprise expansion fund or discretionary reserve fund, and (iii) a staff bonus and welfare fund. Subject to certain cumulative limits, the general reserve fund requires a minimum annual appropriation of 10% of after-tax profit (as determined under accounting principles generally accepted in China at each year-end); the other fund appropriations are at the subsidiaries’ or the affiliated PRC entities’ discretion. These statutory reserve funds can only be used for specific purposes of enterprise expansion, staff bonus and welfare, and are not distributable as cash dividends except in the event of liquidation of Group’s subsidiaries, affiliated PRC entities and their respective subsidiaries. The Group’s subsidiaries are required to allocate at least 10% of their after-tax profits to the general reserve until such reserve has reached 50% of their respective registered capital. As of December 31, 2022, none of the Group’s PRC subsidiaries has a general reserve that reached 50% of their registered capital threshold and therefore they will allocate at least 10% of their after-tax profits to the general reserve fund. Appropriations to the enterprise expansion reserve and the staff welfare and bonus reserve are to be made at the discretion of the Board of Directors of each of the Company’s subsidiaries.

The Company made negligible appropriation to these statutory reserve funds of since inception due to the loss position of the Company’s PRC subsidiaries.

As a result of these PRC laws and regulations and the requirement that distributions by the PRC entities can only be paid out of distributable profits computed in accordance with the PRC GAAP, the PRC entities are restricted from transferring a portion of their net assets to the Group. Amounts restricted include paid-in capital, preferred shares and the statutory reserves of the Company’s PRC subsidiaries.

The aggregate amounts of paid-in capital and preferred shares restricted which represented the amount of net assets of the relevant subsidiaries in the Company not available for distribution were $43,301,860 as of December 31, 2022 and December 31, 2021.